EXHIBIT 10.3


                         MEDICAL SCIENCE SYSTEMS, INC.

            SUBSCRIPTION AGREEMENT made as of this ____ day of ________, 1999 between Medical Science Systems, Inc., a Texas corporation with its principal offices at 100 N.E. Loop 410, Suite 820, San Antonio, Texas 78216 (the "Company") and the undersigned (the "Subscriber").

      WHEREAS, the Company desires to issue, in a private placement (the "Offering"), a minimum of $2,500,000 (the "Minimum Offering") and a maximum of $5,000,000 (the "Maximum Offering") in aggregate purchase price of Series A Preferred Stock, no par value (the "Shares"), with each Share being convertible into five (5) shares of the Company's common stock, no par value (the "Common Stock"), on the terms and conditions hereinafter set forth and the Subscriber desires to acquire that number of Shares set forth on the signature page hereof.

            NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

            I. SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

                  1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price of $2.50 per Share. The Company agrees to sell such Shares to the Subscriber for said purchase price. The purchase price is payable by certified or bank check made payable to United States Trust Company of New York, Special Account Re:
Medical Science Systems, Inc., or by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement. The certificates for the Shares will be delivered by the Company within ten (10) days following each Closing of this offering as set forth in Article III hereof. The Subscriber understands however, that this purchase of Shares is contingent upon the Company making sales of at least $2,500,000 in aggregate purchase price of the Shares prior to the Termination Date as defined in Article III hereof.

                  1.2 The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) conversion of the Shares into Common Stock is not assured and is subject to approval by the Company's common shareholders; (iii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iv) an investor may not be able to liquidate his investment; (v) transferability of the securities comprising the Shares is extremely limited; and (vi) an investor could sustain the loss of his entire investment, as well as other risk factors, as more fully set forth herein and in the Private Placement Memorandum dated April 14, 1999 and any supplements thereto (the "Offering Memorandum").

                  1.3 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Investor Questionnaire, and that he is able to bear the economic risk of an investment in the Shares.

                  1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Shares and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

                  1.5 The Subscriber acknowledges receipt and careful review of the Offering Memorandum and the attachments thereto (the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

                  1.6 The Subscriber acknowledges that this offering of Shares may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

                  1.7 The Subscriber acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Shares are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

                  1.8 The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present


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if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

                  1.9 The Subscriber understands that there is no public market for the securities comprising the Shares. The Subscriber understands that even if a public market exists for the Common Stock issuable upon conversion of the Shares, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Shares under the Act, with the exception of certain registration rights set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the securities comprising the Shares or issuable upon conversion thereof out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws"). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

                  1.10 The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his Shares and the Common Stock issuable upon conversion of such Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

                  1.11 The Subscriber understands that the Company will review this Subscription Agreement and the Investor Questionnaire and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of


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
the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

                  1.12 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

                  1.13 The Subscriber acknowledges that if he is a Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD receipt of which must be acknowledged by such firm on the signature page hereof.

                  1.14 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

                  1.15. The Subscriber agrees that he will purchase securities in the Offering only if his intent at such time is to make such purchase for investment purposes and not with a view toward resale.

                  1.16 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered constitutes the legal, binding and enforceable obligation of the undersigned.

            II.   REPRESENTATIONS BY THE COMPANY

                  The Company represents and warrants to the Subscriber that prior to the consummation of this Offering and at the date of the closing of this offering (which date, the "Closing Date"):

                  (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Texas and has the corporate power to conduct the business which it conducts and proposes to conduct.


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
                  (b) The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Shares and the securities contained therein will have been duly taken and approved, except for the approval by the Company's stockholders of (i) the conversion of the Shares, and (ii) an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock to a number sufficient to allow the issuance of all shares of Common Stock reserved for issuance, including the Common Stock to be issued upon conversion of the Shares, and the filing and effectiveness of such amendment. The Company will use all reasonable efforts to promptly obtain the foregoing approvals.

                  (c) The Shares have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be valid and binding obligations of the Company enforceable in accordance with their respective terms.

                  (d) Assuming approval by the Company's Stockholders of the conversion of the Shares and assuming approval by the stockholders of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock to a number sufficient to allow the issuance of all shares of Common Stock reserved for issuance, including, the Common Stock to be issued upon conversion of the Shares, and upon the effectiveness of such amendment, when issued and delivered, the shares of Common Stock issuable upon conversion of the Shares will be validly issued and outstanding, fully paid and nonassessable. The Company will use all reasonable efforts to promptly obtain the foregoing approvals.

                  (e) The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

                  (f) Other than as described in the Offering Documents, the Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

                  (g) The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Shares, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions


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
herein or therein contemplated, result in a violation of, or constitute a default under, the articles of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign, other than violations, breaches or defaults as may result from the issuance of shares of Common Stock prior to the Company's Articles of Incorporation being amended to increase the authorized number of shares of Common Stock to a number sufficient to allow the issuance of all of the Company's Common Stock currently reserved for issuance, including the Common Stock to be issued upon conversion of the Shares.

                  (h) The financial information contained in the Offering Documents is accurate in all material respects. The Company's Form 10-KSB for the year ended December 31, 1998 contains the Company's (i) Balance Sheets at December 31, 1998 (the "Balance Sheet Date"), (ii) Statements of Operations for each of the last two years ending December 31, 1997 and December 31, 1998, and
(iii) Statements of Cash Flows for each of the last two years ending December 31, 1997 and December 31, 1998 (such financial statements attached to the Offering Documents hereinafter referred to collectively as the "Financial Statements"). The Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied and show all material liabilities, absolute or contingent, of the Company required to be recorded thereon and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated.

            III.  TERMS OF SUBSCRIPTION

                  3.1 The subscription period will begin as of April 14, 1999 and will terminate (if the Closing Date has not earlier occurred) at 11:59 PM Eastern time on July 14, 1999, unless extended by the Placement Agent for up to an additional thirty (30) days (the "Termination Date"). The Shares will be offered on a "best efforts" minimum-maximum basis as more particularly set forth in the Offering Memorandum. The minimum subscription per subscriber shall be at least $50,000 in aggregate purchase price of Shares, provided, however, that a lesser amount may be accepted at the discretion of the Placement Agent and the Company.

                  3.2 Placement of the Shares will be made by Fine Equities, Inc. (the "Placement Agent"), which will receive (i) a placement fee in the amount of 10% of the purchase price of the Shares placed; (ii) warrants to purchase such number of shares of Common Stock of the Company equal to 10% of the number of Shares sold in the Offering for assisting the


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
Company in the placement and (iii) reimbursement for expenses and other compensation as summarized in the Offering Memorandum.

                  3.3 Pending the sale of the Shares, all funds paid hereunder shall be deposited by the Company in escrow with United States Trust Company of New York. If the Company shall not have obtained subscriptions (including this subscription) for purchases of Shares for an aggregate purchase price of $2,500,000 on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to paragraph 3.5 hereof. If at least $2,500,000 in aggregate purchase price of the Shares is sold at or prior to the Termination Date, then all subscription proceeds shall be paid over to the Company within ten days thereafter (the "Initial Closing") and subsequent closings (together with the Initial Closing, each a "Closing") may take place thereafter until the sale of the Maximum Offering (the date of such final closing, the "Final Closing Date"). In such event, placements of additional Shares may continue until the Termination Date, with subsequent releases of funds to be at the mutual consent of the Company and the Placement Agent.

                  3.4 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Confidential Purchaser Questionnaire.

                  3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

                  3.6 The Subscriber acknowledges that at such time, if ever, as any of the Shares or underlying shares of Common Stock (collectively, the "Securities") are registered, sales of such Securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                  3.7 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such


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
Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

            IV.   REGISTRATION RIGHTS

                  4.1 REQUIRED REGISTRATION. The Company hereby agrees with the holders of the Shares or their transferees (collectively, the "Holders") to prepare and file with the SEC thirty (30) days after the Final Closing Date of the Offering a registration statement under the Act covering the resale of the shares of Common Stock issuable upon conversion of the Shares (the "Registrable Securities") and to use all reasonable efforts to cause such registration statement to become effective as soon as practicable hereafter.

                  The obligation of the Company under this Section 4.1 shall be limited to one registration statement. The Company shall pay the expenses described in Section 4.3 for the registration statement filed pursuant to this
Section 4.1, except for underwriting discounts and commissions and legal fees of the Holders, which shall be borne by the Holders.

                  4.2 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 4.1 to effect the registration of Registrable Securities under the Act, the Company will:

                        (a) prepare and file with the SEC a registration statement with respect to such securities, and use all reasonable efforts to cause such registration statement to become and remain effective until the earlier of (i) twelve months from the date of effectiveness thereof or (ii) the date when all such securities are sold pursuant to such registration statement;

                        (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of (i) twelve months from the date of effectiveness thereof or (ii) the date when all such securities are sold pursuant to such registration statement;

                        (c) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;


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                        (d) use all reasonable efforts to register or qualify
the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                        (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                        (f) notify such holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                        (g) prepare and file with the SEC, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such holder;

                        (h) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                        (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.


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
                  4.3   EXPENSES.

                        (a) With respect to the registration required pursuant to Section 4.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that any securityholders participating in such registration shall bear their pro rata share of the underwriting discount and commissions and transfer taxes.

                        (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.4(a) above). Fees and disbursements of counsel and accountants for the selling securityholders and any other expenses incurred by the selling securityholders not expressly included above shall be borne by the selling securityholders.

                  4.4   INDEMNIFICATION.

                        (a) The Company will indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 4.1 hereof, its directors and officers, and any underwriter (as defined in the Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                        (b) Each holder of Registrable Securities included in a registration pursuant to the provisions of Section 4.1 hereof will indemnify and hold harmless the


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
Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

                        (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnified party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party


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
has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

            V.    MISCELLANEOUS

                  5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 100 N.E. Loop 410, Suite 820, San Antonio, Texas 78216, Attention: U. Spencer Allen and to the Subscriber at his address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

                  5.2 Unless at least 50% of the holders of Securities have given their approval, which approval shall be binding on all holders of Securities, this Subscription Agreement shall not be changed, modified or amended and may not be discharged except by performance in accordance with its terms.

                  5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.


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
                  5.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

                  5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

                  5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                  5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

                  5.9 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided, that the Company may provide information relating to the Subscriber as required in any registration statement under the Act with respect to the Registrable Securities.


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
            IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.


______________________________             ___________________________________
Signature of Subscriber                    Signature of Co-Subscriber


______________________________             ___________________________________
Name of Subscriber                         Name of Co-Subscriber
  [please print]

______________________________             ___________________________________
Address of Subscriber                      Address of Co-Subscriber


______________________________             ___________________________________
Social Security or Taxpayer                Social Security or Taxpayer
Identification Number of Subscriber          Identification Number of
                                             Co-Subscriber

______________________________
Subscriber's Account Number
at Fine Equities, Inc.


______________________________
Number of Shares Subscribed For



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
*IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE
WITH AN NASD MEMBER FIRM, HAVE THE FOLLOWING
ACKNOWLEDGEMENT SIGNED BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Rule 3050 of the NASD         Subscription Accepted:
Conduct Rules.
                                          MEDICAL SCIENCE SYSTEMS, INC.

______________________________
Name of NASD Member Firm            By: ____________________________________



By _____________________________    Date: __________________________________
   Authorized Officer


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